UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2015

INSITE VISION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-22332	94-3015807
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

965 Atlantic Ave.

Alameda, California 94501

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(510) 865-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on April 1, 2015, InSite Vision Incorporated (the “Company”) amended its Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 240,000,000 shares to 350,000,000 shares (the “Amendment”).

The Amendment is in the form of the Certificate of Amendment (the “Certificate”) included as Annex A to the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on February 19, 2015 (the “Proxy Statement”).

The foregoing description of the Amendment is qualified in its entirety by reference to the Certificate attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 31, 2015, the Company held its 2015 annual meeting of stockholders at which five proposals were considered, each of which is described in more detail in the Proxy Statement. A total of 110,737,955 shares of the Company’s common stock, or 84% of the outstanding shares of common stock, were represented in person or by proxy at the annual meeting. The matters voted on by the Company’s stockholders and the voting results are as follows:

1. Election of Directors. All six nominees for director were elected.

	Shares For	Shares Withheld	Broker Non-Votes
Timothy McInerney	40,235,362	18,924,014	51,578,579
Brian Levy, O.D. M.Sc.	41,953,034	17,206,342	51,578,579
Robert O’Holla	41,958,984	17,200,392	51,578,579
Timothy Ruane	41,916,662	17,242,714	51,578,579
Craig Tooman	42,005,384	17,153,992	51,578,579
Anthony J. Yost	41,946,434	17,212,942	51,578,579

2. Ratification of the appointment of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The appointment of Burr Pilger Mayer, Inc. was ratified.

Shares For	Shares Against	Shares Abstained
107,608,030	2,077,831	1,052,094

3. Advisory resolution relating to our named executive officer compensation. The resolution on named executive officer compensation was approved.

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
33,320,364	19,030,304	6,808,708	51,578,579

4. Adoption of an amendment to Article IV of the Company’s Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock. The proposal was approved.

Shares For	Shares Against	Shares Abstained
66,038,633	40,280,678	4,418,644

5. Adoption of an amendment to Article IV of the Company’s Restated Certificate of Incorporation to effect a contingent reverse stock split of the Company’s issued and outstanding common stock. The proposal was approved.

Shares For	Shares Against	Shares Abstained
80,948,742	29,539,092	250,121

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of InSite Vision Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2015

INSITE VISION INCORPORATED

By:	/s/ Louis Drapeau
Name:	Louis Drapeau
Title:	Chief Financial Officer